Exhibit 99.2

News Release

For more information, contact:

McCall Butler

AT&T Corporate and Financial Communications

Phone: (470) 773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES PRICING TERMS FOR ITS EXCHANGE OFFERS

Dallas, Texas, September 15, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today pricing terms with respect to its private offers to (i) exchange twenty-five series of notes issued by AT&T and certain of AT&T’s wholly-owned subsidiaries (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2053 (the “New 2053 Notes”) as described in the table below. For each $1,000 principal amount of Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on September 14, 2020 and accepted by AT&T, the following table sets forth the yields, the total consideration, the principal amount of the New 2053 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2053 Notes	Cash
Pool 1 Notes
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(5)	00209AAF3	1	0.625% due 8/15/2030	0.679%	155	2.229%	40%	$1,605.03	$1,371.00	$242.01
8.750% Senior Notes due November 15, 2031(6)	AT&T Corp.	001957BD0 / U03017BC0	2	0.625% due 8/15/2030	0.679%	165	2.329%	50%	$1,627.70	$1,321.54	$313.85
8.30% Discount Debentures due 2036	Historic TW(7)	887315AZ2	3	1.25% due 5/15/2050	1.430%	200	3.430%	40%	$1,576.63	$1,353.86	$230.65
7.700% Debentures due 2032	Time Warner(8)	00184AAG0	4	0.625% due 8/15/2030	0.679%	170	2.379%	25%	$1,537.37	$1,411.24	$134.34
7.625% Debentures due 2031	Time Warner(8)	00184AAC9	5	0.625% due 8/15/2030	0.679%	155	2.229%	25%	$1,505.84	$1,387.45	$126.46
7.125% Senior Notes due 2031	AT&T Mobility LLC(9)	17248RAJ5	6	0.625% due 8/15/2030	0.679%	165	2.329%	45%	$1,471.90	$1,266.91	$212.36
6 7/8% Notes due 2031	BellSouth, LLC(10)	079860AD4	7	0.625% due 8/15/2030	0.679%	165	2.329%	40%	$1,441.50	$1,272.30	$176.60
6.550% Notes due 2034	BellSouth, LLC(10)	079860AE2	8	0.625% due 8/15/2030	0.679%	185	2.529%	25%	$1,464.26	$1,356.08	$116.07
6.00% Notes due 2034	BellSouth, LLC(10)	079860AK8	9	0.625% due 8/15/2030	0.679%	190	2.579%	25%	$1,403.58	$1,310.31	$100.90
6.800% Notes due 2036	AT&T Inc.	00206RAB8	10	1.25% due 5/15/2050	1.430%	200	3.430%	60%	$1,405.60	$1,169.04	$243.36
6.55% Global Notes due 2039	AT&T Inc.	00206RAS1	11	1.25% due 5/15/2050	1.430%	175	3.180%	25%	$1,466.82	$1,358.01	$116.71
6.500% Global Notes due 2036	AT&T Inc.	00206RJC7	12	1.25% due 5/15/2050	1.430%	200	3.430%	25%	$1,378.35	$1,291.28	$94.59
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	13	1.25% due 5/15/2050	1.430%	165	3.080%	25%	$1,449.01	$1,344.59	$112.25
6.40% Global Notes due 2038	AT&T Inc.	00206RAN2	14	1.25% due 5/15/2050	1.430%	170	3.130%	25%	$1,440.97	$1,338.52	$110.24
6.350% Global Notes due 2040	AT&T Inc.	00206RDE9	15	1.25% due 5/15/2050	1.430%	180	3.230%	25%	$1,448.68	$1,344.33	$112.17
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	16	1.25% due 5/15/2050	1.430%	165	3.080%	25%	$1,429.76	$1,330.06	$107.44
6.200% Global Notes due 2040	AT&T Inc.	00206RJD5	17	1.25% due 5/15/2050	1.430%	180	3.230%	25%	$1,427.10	$1,328.05	$106.78
6.100% Global Notes due 2040	AT&T Inc.	00206RJE3	18	1.25% due 5/15/2050	1.430%	180	3.230%	25%	$1,417.73	$1,320.99	$104.43
6.000% Global Notes due 2040*	AT&T Inc.	00206RDF6	19	1.25% due 5/15/2050	1.430%	180	3.230%	25%	$1,400.79	$1,308.20	$100.20
5.35% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	20	1.25% due 5/15/2050	1.430%	180	3.230%	25%	$1,310.01	$1,239.73	$77.50
5.250% Global Notes due 2037*	AT&T Inc.	00206RDR0	21	1.25% due 5/15/2050	1.430%	160	3.030%	25%	$1,279.17	$1,216.46	$69.79
4.900% Global Notes due 2037*	AT&T Inc.	00206RFW7 / U04644CJ4	22	1.25% due 5/15/2050	1.430%	160	3.030%	25%	$1,240.31	$1,187.14	$60.08
4.850% Global Notes due 2039*	AT&T Inc.	00206RHK1	23	1.25% due 5/15/2050	1.430%	165	3.080%	25%	$1,242.68	$1,188.93	$60.67
4.800% Global Notes due 2044*	AT&T Inc.	00206RCG5	24	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,236.50	$1,184.26	$59.13
4.30% Global Notes due 2042*	AT&T Inc.	00206RBH4 / 00206RBG6	25	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,149.18	$1,118.39	$37.30

(1)	The bid-side yield on the Reference UST Security.
(2)

Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated August 31, 2020 (the “Offering Memorandum”).

(3)

The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount of New 2053 Notes and cash per $1,000 principal amount of such Old Notes.

(4)

The total consideration for each series of Pool 1 Notes includes the early participation payment of $50 of principal amount of New 2053 Notes per $1,000 principal amount of Pool 1 Notes and assumes a settlement date of September 18, 2020.

(5)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(6)	The 8.750% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.750% Senior Notes due November 15, 2031 was 8.000%.
(7)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(8)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(9)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(10)	The 6 7/8% Notes due 2031, 6.550% Notes due 2034, and 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

(ii) exchange ten series of notes issued by AT&T (collectively, the “Pool 2 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2055 (the “New 2055 Notes”) as described in the table below. For each $1,000 principal amount of Pool 2 Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on September 14, 2020 and accepted by AT&T, the following table sets forth the yields, the total consideration, the principal amount of the New 2055 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2055 Notes	Cash
Pool 2 Notes
6.375% Global Notes due 2041	AT&T Inc.	00206RDG4	1	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,449.03	$1,344.78	$112.26
6.250% Global Notes due 2041	AT&T Inc.	00206RJF0	2	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,431.75	$1,331.75	$107.94
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	3	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,332.42	$1,256.80	$83.11
5.375% Global Notes due 2041	AT&T Inc.	00206RJG8	4	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,307.91	$1,238.31	$76.98
5.350% Global Notes due 2043	AT&T Inc.	00206RJJ2	5	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,325.00	$1,251.21	$81.25
5.150% Global Notes due 2042	AT&T Inc.	00206RDH2	6	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,277.78	$1,215.57	$69.45
5.150% Global Notes due 2046*	AT&T Inc.	00206RHA3 / 00206RFM9 / U04644BX4	7	1.25% due 5/15/2050	1.430%	195	3.380%	25%	$1,302.03	$1,233.87	$75.51
4.850% Global Notes due 2045*	AT&T Inc.	00206RJL7	8	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,252.00	$1,196.13	$63.00
4.750% Global Notes due 2046*	AT&T Inc.	00206RCQ3	9	1.25% due 5/15/2050	1.430%	195	3.380%	25%	$1,230.87	$1,180.18	$57.72
4.35% Global Notes due 2045*	AT&T Inc.	00206RBK7 / U04644AE7	10	1.25% due 5/15/2050	1.430%	190	3.330%	25%	$1,168.71	$1,133.28	$42.18

(1)	The bid-side yield on the Reference UST Security.
(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(3)

The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount of New 2055 Notes and cash per $1,000 principal amount of such Old Notes.

(4)

The total consideration for each series of Pool 2 Notes includes the early participation payment of $50 of principal amount of New 2055 Notes per $1,000 principal amount of Pool 2 Notes and assumes a settlement date of September 18, 2020.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

and (iii) exchange seven series of notes issued by AT&T (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2059 (the “New 2059 Notes” and, together with the New 2053 Notes and the New 2055 Notes, the “New Notes”) as described in the table below. For each $1,000 principal amount of Pool 3 Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on September 14, 2020 and accepted by AT&T, the following table sets forth the yields, the total consideration, the principal amount of the New 2059 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2059 Notes	Cash
Pool 3 Notes
5.700% Global Notes due 2057*	AT&T Inc.	00206RDT6	1	1.25% due 5/15/2050	1.430%	220	3.630%	60%	$1,413.78	$1,172.76	$248.27
5.650% Global Notes due 2047*	AT&T Inc.	00206RCU4	2	1.25% due 5/15/2050	1.430%	200	3.430%	25%	$1,379.04	$1,292.27	$94.76
5.450% Global Notes due 2047*	AT&T Inc.	00206RDS8	3	1.25% due 5/15/2050	1.430%	200	3.430%	25%	$1,345.27	$1,266.78	$86.32
5.300% Global Notes due 2058*	AT&T Inc.	00206RFS6 / U04644CG0	4	1.25% due 5/15/2050	1.430%	220	3.630%	80%	$1,340.23	$1,074.69	$272.18
5.150% Global Notes due 2050*	AT&T Inc.	00206RFU1	5	1.25% due 5/15/2050	1.430%	205	3.480%	25%	$1,302.83	$1,234.75	$75.71
4.550% Global Notes due 2049*	AT&T Inc.	00206RDM1 / 00206RDK5	6	1.25% due 5/15/2050	1.430%	200	3.430%	25%	$1,200.42	$1,157.46	$50.11
4.500% Global Notes due 2048*	AT&T Inc.	00206RDL3 / 00206RDJ8	7	1.25% due 5/15/2050	1.430%	200	3.430%	25%	$1,187.30	$1,147.56	$46.83

(1)	The bid-side yield on the Reference UST Security.
(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(3)

The cash payment percent of premium is the percent of the amount by which the total consideration exceeds $1,000 in principal amount of New 2059 Notes and cash per $1,000 principal amount of such Old Notes.

(4)

The total consideration for each series of Pool 3 Notes includes the early participation payment of $50 of principal amount of New 2059 Notes per $1,000 principal amount of Pool 3 Notes and assumes a settlement date of September 18, 2020.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

Based on the amount of Old Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on September 14, 2020 and in accordance with the terms of the Exchange Offers, AT&T expects to accept, on the early settlement date (expected to be September 18, 2020), (i) all of the Pool 1 Notes at Acceptance Priority Levels 1 through 23, (ii) all of the Pool 2 Notes at Acceptance Priority Levels 1 through 9 and (iii) all of the Pool 3 Notes at Acceptance Priority Levels 1 through 6. AT&T expects to accept the 4.800% Global Notes due 2044 (Acceptance Priority Level 24) in Pool 1 Notes subject to a proration factor of approximately 57.57%, 4.35% Global Notes due 2045 (Acceptance Priority Level 10) in Pool 2 Notes subject to a proration factor of approximately 74.15% and 4.500% Global Notes due 2048 (Acceptance Priority Level 7) in Pool 3 Notes subject to a proration factor of approximately 14.47%. AT&T does not expect to accept any Old Notes tendered for exchange in Acceptance Priority Level 25 in Pool 1 Notes. As a result of proration rounding, the 2055 Notes Cap (as defined in the Offering Memorandum) was adjusted to $7,500,001,000 and the 2059 Notes Cap (as defined in the Offering Memorandum) was adjusted to $6,500,001,000. The 2053 Notes Cap (as defined in the Offering Memorandum) remains at $7,500,000,000.

The exchange offers described in this press release (the “Exchange Offers”) are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum, as amended by AT&T’s press release, dated as of September 15, 2020.

Only Eligible Holders (as defined below) of Old Notes who validly tendered their Old Notes at or before 5:00 p.m. New York City time on September 14, 2020 (the “Early Participation Date”), and who did not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment. As of the Early Participation Date the Exchange Offers were oversubscribed and as such no additional Old Notes tendered after the Early Participation Date will be accepted.

The interest rate on the New 2053 Notes will be 3.500%, the interest rate on the New 2055 Notes will be 3.550%, and the interest rate on the New 2059 Notes will be 3.650%. The yield on the New 2053 Notes will be 3.530%, and the New Issue Price of the New 2053 Notes will be $994.18, which has been determined by reference to the bid-side yield on the 1.25% U.S. Treasury Notes due May 15, 2050, as of 11:00 a.m. New York City time on September 15, 2020 (such date and time, the “Pricing Time”), which was 1.430%, plus 2.10%. The yield on the New 2055 Notes will be 3.580%, and the New Issue Price of the New 2055 Notes will be $994.04, which has been determined by reference to the bid-side yield on the 1.25% U.S. Treasury Notes due May 15, 2050, as of the Pricing Time, which was 1.430%, plus 2.15%. The yield on the New 2059 Notes will be 3.680%, and the New Issue Price of the New 2059 Notes will be $993.82, which has been determined by reference to the bid-side yield on the 1.25% U.S. Treasury Notes due May 15, 2050, as of the Pricing Time, which was 1.430%, plus 2.25%.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 28, 2020, unless extended or earlier terminated by AT&T (the “Expiration Date”). The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on September 14, 2020. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” or “QIB,” as that term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) if outside the United States, a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a “qualified investor” as defined in Regulation (EU) 2017/1129, as amended, and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation and (iii) if located or resident in Canada, a holder located or resident in a province of Canada and an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (each, an “Eligible Holder”). Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility certification are authorized to receive or review the offering memorandum, eligibility certification and Canadian beneficial holder form or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of the Canadian beneficial holder form. There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, eligibility certification or Canadian beneficial holder form may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: https://gbsc-usa.com/eligibility/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.